EXHIBIT 7.05


                       STOCK ACQUISITION ESCROW AGREEMENT


                  AGREEMENT dated as of June 28, 1996, among Programmer's Paradise, Inc., a Delaware corporation, having offices at 1163 Shrewsbury Avenue, Shrewsbury, New Jersey 07702 ("Buyer"), The Software Developer's Company, Inc., having offices at 33 Riverside Drive, Pembroke, Massachusetts 02359 ("Seller"), and Golenbock, Eiseman, Assor & Bell, having offices at 437 Madison Avenue, New York, New York 10022 ("GEAB" or the "Escrow Agent"). Buyer and Seller are hereinafter sometimes referred to as the "Parties".

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Agreement of Purchase and Sale of Assets, dated as of May 16, 1996 (the "Purchase Agreement"), among Buyer, Seller and Software Developers Company GmbH ("SDEV Germany"), Buyer is currently herewith purchasing from Seller and SDEV Germany the Purchased Assets, with any capitalized term used herein but not otherwise defined having the meaning ascribed to such term in the Purchase Agreement.

                  WHEREAS, it is intended that the Purchased Assets are to include all of the outstanding capital stock of SDEV Germany (the "Shares"), but due to the inherent delay in transferring and delivering to Buyer the Shares, pending the receipt of the Shares and certain other deliveries set forth in that certain Letter Agreement attached as Annex A to the Closing Statement dated as of June 28, 1996 entered into between Buyer and the Selling Parties (the "Stock Transfer Letter Agreement"), Buyer and the Selling Parties desire to place a certain portion of the Purchase Price in escrow pursuant to the terms hereof.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                  1. Appointment. The Parties hereby appoint and designate the law firm of GEAB as the Escrow Agent for the purposes herein set forth, and the Escrow Agent hereby accepts such appointment, subject to and in accordance with the provisions of this Escrow Agreement.

                  2. Deposit. Seller hereby authorizes Buyer to deliver to the Escrow Agent on behalf of the Selling Parties, simultaneously with the execution and delivery of this Agreement $400,000 (such amount, or any future balance thereof, being referred to herein as the "Escrow Fund"), to be held in accordance with the terms of this Agreement in a money-market account sponsored or managed by Republic National Bank, New York, New York (the "Escrow Account"). Upon the opening of the Escrow Account, the Escrow Agent will advise the Parties of the account number thereof.





                  3. Release of Escrow Fund. (a) The Escrow Agent shall release the Escrow Fund, in such amounts and to such of the Parties, in accordance with the first to occur of the following:

                           (i)  receipt  of the joint  written  instructions  of
Buyer and Seller in connection with the closing of the purchase of the Shares, in which event the Escrow Fund shall be released to Seller;

                           (ii) receipt of a notice from Buyer at any time after
July 22, 1996, stating that a copy thereof has been sent to Seller concurrently therewith in connection with Buyer's acquisition of the assets of SDEV Germany in accordance with the Purchase Agreement, in which event $135,000 of the Escrow Fund shall be delivered to Seller and the balance shall be delivered to Buyer; or

                           (iii)  receipt of a copy of a (A)  binding  and final
arbitration award, or (B) final judgment, order or decree of a court of competent jurisdiction in the United States of America (the time for appeal therefrom having expired and no appeal having been perfected).

                  4. Term. The term of the escrow under this Agreement shall continue until the Escrow Funds are released in accordance with Section 3 hereof.

                  5. The Escrow Agent.

                           5.1  Disputes.  In the event the Escrow  Agent  shall
believe there shall be any disagreement among or between the Parties resulting in adverse claims or demands being made in connection with the Escrow Fund, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled, at its option,(a) to refuse to comply with any claims or demands on it as long as such disagreement shall continue and, in so refusing, shall make no delivery or other disposition of the Escrow Fund pursuant to the terms of this Agreement and shall not be or become liable in any way or to any person for its failure or refusal to comply with such conflicting or adverse claims or demands and shall be entitled to continue so to refrain from acting and so to refuse to act until the Escrow Agent shall have received (i) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund, or (ii) a written agreement executed by Buyer and Seller directing delivery of the Escrow Fund, in which event the Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement, or (b) to place the Escrow Fund with a proper court and to apply to any court of competent jurisdiction (including the commencement of immediate action or suit) to determine the rights of the parties. Any court order referred to in (i) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question.


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                           5.2  Performance.  To induce the Escrow  Agent to act
hereunder, it is further agreed by the parties that:

                                    (a) The duties and obligations of the Escrow
         Agent shall be determined solely by the express provisions of this Agreement. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

                                    (b) The Escrow  Agent  shall be  entitled to
         rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                                    (c) The Escrow  Agent  shall not be bound or
         in any way affected by any notice of any modification or cancellation of this Agreement or the Purchase Agreement, or of any fact or circumstance affecting or alleged to affect rights or liabilities hereunder other than as is herein set forth, or affecting or alleged to affect the rights and liabilities of any other person, unless notice of the same is delivered to the Escrow Agent in writing, signed by the proper parties to the Escrow Agent's satisfaction and, in the case of modification of the duties or responsibilities of the Escrow Agent, unless such modification shall be satisfactory to the Escrow Agent and approved by the Escrow Agent in writing.



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                                    (d) The Escrow Agent shall not be liable for
         any error of judgment, or any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, except in the case of its gross negligence or bad faith, nor shall it be liable for the default or misconduct of any employee, agent or attorney appointed by it who shall have been selected with reasonable care. Except with respect to claims based upon such gross negligence or bad faith that are successfully asserted against the Escrow Agent, the Parties shall defend (by attorneys selected by the Escrow Agent), indemnify and hold harmless the Escrow Agent (and any successor escrow agent) from and against any and all losses, liabilities, claims, actions, judgments, damages, costs and expenses arising out of and in connection with this Agreement or the Escrow Agent's duties or services hereunder. This indemnity includes, without limitation, disbursements and reasonable attorneys' fees either paid to retain attorneys or representing the fair value of legal services rendered by the Escrow Agent to itself. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith and in accordance with the terms hereof, including without limitation, any liability for any delays (not resulting from gross negligence or bad faith) in the investment or reinvestment of the Escrow Fund or any loss of interest incident to any such delays.

                                    (e) The  Escrow  Agent  shall  not  charge a
         separate administrative fee for its services as Escrow Agent hereunder. However, the Parties agree to pay or reimburse the Escrow Agent upon request for all reasonable expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in the performance of its duties hereunder.

                                    (f) The Escrow  Agent  shall be  entitled to
         consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                                    (g)  Escrow   Agent  shall  be  entitled  to
         represent or to act as an advisor of Buyer and its affiliates in any lawsuit or any other matter.

                                    (h) The  Escrow  Agent  does  not  have  any
         interest in the Escrow Fund deposited hereunder but is serving as stakeholder only. Upon payment of the Escrow Fund as herein provided, the Escrow Agent shall be fully released from all liability and obligations with respect thereto.

                                    (i) Any  payments  of income from the Escrow
         Account shall be subject to withholding regulations then in force with respect to United States taxes. The Parties will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certification, or non-resident alien certification. The Escrow Agent shall have no responsibility for tax reporting or filing, and such reporting or filing, if required, shall be the responsibility of Seller.


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                  6.  Resignation.  The Escrow Agent (and any  successor  escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by the Parties or at any time may resign by giving written notice to such effect to the Parties. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrow Fund to any successor escrow agent designated by the Parties in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is 30 days after the date of delivery: (A) to the Escrow Agent of the other parties' notice of termination or (B) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrow Fund safe until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or an enforceable order of a court of competent jurisdiction.

                  7. Jurisdiction and Venue. The Parties irrevocably (i) submit to the jurisdiction of any New York State or federal court sitting in New York in any action or proceeding arising out of or relating to this Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court and (iii) waive, to the fullest extent possible, the defenses of an inconvenient forum. The parties hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided hereinabove, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                  8. Notices. All notices, instructions and other communications required or permitted to be given, forwarded or transmitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been duly given if delivered personally, or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to it at its address set forth above (with a copy thereof as aforesaid to counsel designated by it), or when delivered to a nationally recognized overnight courier service or when sent by electronic facsimile transmission (with a copy to follow by mail as aforesaid), or to such other address as the person to whom notice is to be given shall have given notice of pursuant hereto.

                  9. Miscellaneous. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns and shall not be enforceable by or inure to the benefit of any other third party except as provided with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties. No waiver hereunder shall be effective unless in a writing signed by the party to be charged. This Agreement may be amended, modified, superseded, or canceled, and any of the terms hereof may be waived, only by a written instrument executed by the parties hereto. This Agreement shall be


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governed by and construed  and enforced in accordance  with the internal laws of the State of New York, without reference to conflicts of laws.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date and year first above written.

                                               PROGRAMMER'S PARADISE, INC.

                                               By: /s/ Roger Paradis
                                                   ----------------------
                                                   Roger Paradis, President


                                               THE SOFTWARE DEVELOPER'S COMPANY,
                                               INC.

                                               By: /s/ James O'Connor, Jr.
                                                   -----------------------



                                               GOLENBOCK, EISEMAN, ASSOR & BELL,
                                               as Escrow Agent

                                               By: /s/ Lawrence M. Bell
                                                   -----------------------
                                                   Lawrence M. Bell, Partner



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